CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.19

Agreement and Amendment

to

License and Collaborative Research Agreement

This Agreement and Amendment (the “Amendment”) dated December 3, 2018 (the “Amendment Effective Date”), is made by and between Novartis Institutes for BioMedical Research, Inc. (“Novartis”) and Intellia Therapeutics, Inc. (“Intellia”) and it amends the License and Collaborative Research Agreement (“Agreement”), effective December 18, 2014, by and between Novartis and Intellia, as amended by the Extension Agreement effective January 30, 2015 (the “Extension Agreement”).  Novartis and Intellia are each separately referred to as a “Party” and are collectively referred to as the “Parties”.  Capitalized terms not otherwise defined in this Amendment have the meanings set forth in the Agreement.

For good and valuable consideration, the Parties agree as follows:

Section 1.Amendment of Section 1.1 (Definitions).

(a)Effective as of the Amendment Effective Date, the definition of “Target” in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:

“Target” means

(a) For the purpose of the HSC Program and the CART Program:

[***]

[***]

(b) For the purpose of any In Vivo Program:

[***]

[***]

[***]

(b)A new definition of “ICD-10 Indication” is hereby added to Section 1.1 of the Agreement, which shall read as follows:

“ICD-10 Indication” means a [***].

(c)Effective as of the Amendment Effective Date, the definition of “HSC” in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“HSC” means hematopoietic stem cells [***].

(d)A new definition of “LSC” is hereby added to Section 1.1 of the Agreement, which shall read as follows:

“LSC” means limbal stem cells [***].

(e)A new definition of “Genome Editing” is hereby added to Section 1.1 of the Agreement, which shall read as follows:

“Genome Editing” means the alteration, replacement, deletion, insertion, or transcriptional regulation of DNA in the genome of living cells, using [***] nuclease that is designed to recognize, or is targeted to, a specific site of the genome.   [***].

Section 2.Novartis Selected HSC Targets.

(a)Notwithstanding any prior notices to the contrary, the Parties acknowledge and agree to Novartis’s selection (under and in accordance with Section 2.2.3(a)(i) of the Agreement) of [***].

(b)Effective as of the Amendment Effective Date, the number of remaining Additional Novartis Selected HSC Targets set forth in Section 2.2.4 of the Agreement shall be reduced by [***].  Notwithstanding the selection process for HSC Targets in Section 2.2.3 of the Agreement or the timing of selection of Additional Selected HSC Targets in Section 2.2.4(a) of the Agreement, Novartis hereby selects [***], and Intellia agrees to such selection.  For clarity, following the Amendment Effective Date and Novartis’s selection of [***].

Section 3.[***].

Notwithstanding any prior notices to the contrary, the Parties acknowledge and agree [***].

Section 4.Safe-Harbor Target Selection Process.

(a)If a Party selects an [***] (as defined in this Amendment) as an HSC Target, such selection will specify the [***].

(b)At any time prior to initiating a clinical trial directed to the corresponding ICD-10 Indication, a Party may modify the [***] by providing written notice of the modified [***] to the other Party.

(c)The Party selecting an [***] shall have the right to pursue additional Products that incorporate [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 5.Inclusion of LSCs in HSC Program.

In consideration of the addition of LSCs (as defined in Section 1(d) of this Amendment) to the HSC Program as provided in this Amendment, Novartis will make a one-time, non-refundable, non-creditable payment to Intellia of USD$10 million, which will be made within sixty (60) days after receipt of an invoice for the same.  No further payment will be due for the selections described in Section 2(b) of this Amendment; provided that, for clarity, Novartis will pay the Milestones and Royalties set forth in Section 7 of the Agreement for any HSC Target Product, including HSC Target Products wherein the HSC is an LSC, in accordance with the Agreement.

Section 6.Expansion of License to LNP.

(a)Effective as of the Amendment Effective Date, Section 5.3.6 of the Agreement is hereby replaced in its entirety with the following:

5.3.6 Novartis Other Background Intellectual Property.  Novartis hereby grants to Intellia and its Affiliates a worldwide, non-exclusive, fully paid and royalty-free license to Practice the Novartis Other Background Intellectual Property to research, Develop, and Commercialize CRISPR-based and/or other Genome Editing-based human therapeutic, prophylactic, and/or palliative products (or components thereof) by or on behalf of Intellia or its Affiliates.  Subject to Section 5.3.4 and Section 2.6, Intellia and its Affiliates will have the right to sublicense the license granted under this Section 5.3.6 [***] to Third Party vendors, service providers, and collaborators, solely for Practice in connection with the research, Development, and Commercialization of such human therapeutic, prophylactic, and/or palliative CRISPR-based and/or other Genome Editing-based products with (e.g., collaborations) or on behalf of Intellia or its Affiliates.  Novartis will have the right to terminate rights to [***], upon written notice to Intellia in the event that Intellia or any of its Affiliates [***] (an “Intellia Other Patent Challenge”).

Section 7.[***].

(a)From and after the Amendment Effective Date, the [***] of Section 7.2.1(b) of the Agreement applied to [***].

(b)The date “[***]” in Section 7.8.6 of the Agreement is hereby struck, and in its place, the date “[***]” is hereby inserted.

Section 8.	Effect of Amendment.

This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Agreement or any other provision not expressly referred to herein.  Except as amended as set forth above, the Agreement shall continue in full force and effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 9.Entire Agreement.

This Amendment, together with the Agreement and the Extension Agreement, constitute the full and entire understanding and agreement between the Parties with regard to the subject matter hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly superseded hereby.

Section 10.Governing Law.

This Amendment will be governed by and construed under the laws of the Commonwealth of Massachusetts, USA, without giving effect to the conflicts of laws provision thereof.

Section 11.Counterparts.

This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  Signatures provided by facsimile transmission or in Adobe Portable Document Format (.pdf) sent by electronic mail or other electronic means shall be deemed to be original signatures.

[Signature Page Follows]

Amendment to License and Collaborative Research Agreement

Executed as of the Amendment Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.		INTELLIA THERAPEUTICS, INC.

By:	/s/ Scott A. Brown	By:	/s/ John Leonard

Name:	Scott A. Brown	Name:	John Leonard

Title:	VP, General Counsel	Title:	CEO

4